UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 3, 2005

                          FIRST MONTAUK FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729
                                     ------

              NEW JERSEY                                22-1737915
              ----------                                ----------
     (State or other jurisdiction          (I.R.S. Employer Identification No.)
   of incorporation or organization)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code




CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:


      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 7.01     REGULATION FD DISCLOSURE

     The Board of Directors of Registrant has sent to its shareholders a letter regarding certain recent events and in response to letters sent by a dissident group of shareholders. A copy of the letter is filed as Exhibit 99.1 to this Form 8-K.

     The attached exhibit is furnished pursuant to Regulation FD.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              Exhibit    Letter to shareholders dated May 3, 2005.
               99.1


                                    SIGNATURE

                                             FIRST MONTAUK FINANCIAL CORP.



                                             By:  /s/ Victor K. Kurylak
                                                 -----------------------------
                                                 Name:  Victor K. Kurylak
                                                 Title: Chief Executive Officer
                                                 Date:  May 3, 2005



                                  EXHIBIT INDEX

    Exhibit
    Number      Description
    ------      ------------

      99.1      Letter to shareholders dated May 3, 2005.
















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